EXHIBIT 1

     Information Concerning the Executive Officers and Directors of Farmers
                              and BWH Acquisition

The following table sets forth the name, position and present principal occupation of each director and executive officer of Farmers.

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Name                                             Position and Present Principal
                                                 Occupation
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Jerry J. Carnahan  *A                            Director
                                                 Executive Vice President and
                                                 Chief Marketing Officer
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Stephen J. Feely  *A                             Director
                                                 Senior Vice President
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Paul N. Hopkins  *A                              Director
                                                 Chief Executive Officer
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Jason L. Katz  *A                                Director
                                                 Executive Vice President and
                                                 General Counsel
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Kevin E. Kelso  *A                               Director
                                                 Executive Vice President
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Patrick M. O'Sullivan  **B                       Director/Chairman of the Board
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C. Paul Patsis *A                                Director
                                                 Executive Vice President
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Mhayse G. Samalya  *A                            Director
                                                 Senior Vice President
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James J. Schiro  **A                             Director
------------------------------------------------ -------------------------------
Keitha T. Schofield  *A                          Director
                                                 Executive Vice President
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Stanley R. Smith   *A                            Director
                                                 Executive Vice President
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Pierre C. Wauthier  *C                           Director
                                                 Executive Vice President, Chief
                                                 Financial Officer & Treasurer
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F. Robert Woudstra *A                            Director
                                                 President & Chief Operating
                                                 Officer
------------------------------------------------ -------------------------------
Doren E. Hohl  *A                                Secretary
------------------------------------------------ -------------------------------

Footnotes
     Business Address
         * :      4680 Wilshire Blvd., Los Angeles, California 90010
         **:      Mythenquai 2, P.O. Box 8022, Zurich, Switzerland
     Citizenship
         A:       USA Citizen
         B:       Ireland Citizen
         C:       Dual Citizen - France and Great Britain



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The following table sets forth the name, position and present principal occupation, and citizenship of each director and executive officer of BWH Acquisition. Each person's business address is 4680 Wilshire Blvd., Los Angeles, California 90010.

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Name                                              Position and Present Principal
                                                  Occupation
------------------------------------------------- ------------------------------
Paul N. Hopkins  A                                President and Director
------------------------------------------------- ------------------------------
F. Robert Woudstra A                              Vice President and Director
------------------------------------------------- ------------------------------
Pierre Wauthier  B                                Treasurer and Director
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Doren E. Hohl  A                                  Secretary
------------------------------------------------- ------------------------------

Footnotes
     Citizenship
         A:       USA Citizen
         B:       Dual Citizen - France and Great Britain